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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-52991, No. 33-47997, No. 33-44697 and No. 33-39260) of Ramsay
Health Care, Inc. of our report dated September 1, 1994, with respect to the consolidated financial statements and schedules of Ramsay Health Care, Inc., included in this Annual Report (Form 10-K/A-1) for the year ended June 30, 1994.


                                                               ERNST & YOUNG LLP

New Orleans, Louisiana
September 13, 1995